EXHIBIT 10.85

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-RPP-111-15	I&L – Lloyd’s

DOC: May 13, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CERTAIN UNDERWRITERS AT LLOYD’S

(hereinafter called the “Subscribing Reinsurer”)

who are signatories hereto, each for the proportion underwritten and not one for another

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Participation
Excess Layer 3	20.000%
Excess Layer 4	20.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Excess Layer 3

Syndicate #	Pseudonym	Participation	Initial	Date
2001	AML	20.000%

Excess Layer 4

Syndicate #	Pseudonym	Participation	Initial	Date
2001	AML	20.000%

The share attaching to this Contract is subscribed by the Underwriters, Members of the Syndicates the definitive numbers of which and the proportions reinsured described above.

Brokerage
Advocate Reinsurance Partners, LLC: ****% of Ceded Reinsurance Premium	BMS Group Ltd.: ****% of Ceded Reinsurance Premium

ARP-HCI-02-RPP-111-15	I&L – Lloyd’s

DOC: May 13, 2015

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (2) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 4 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer an annual deposit premium shown as “RPP Annual Deposit Premium” in Schedule A attached hereto, payable in installment amounts and at the dates set forth in the “RPP Deposit Payment Schedule” for each excess layer in Schedule A attached hereto. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

Paragraph (4) of ARTICLE 21 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-111-15	I&L – Lloyd’s

DOC: May 13, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

BLUE WATER RE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Participation
Excess Layer 3	1.789%
Excess Layer 4	4.545%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage
****% of Ceded Reinsurance Premium

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be deleted from the Contract:

Subparagraphs (a), (b), (c), (e), (g) and (h) of Paragraph (2) of ARTICLE 2 – TERM

ARTICLE 14 – FUNDING OF RESERVES

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be added to the Contract:

ARTICLE 25 – COLLATERAL, to read as follows:

1.

As promptly as possible following execution of this Contract, the Reinsurer (as Grantor) shall enter into a Trust Agreement (the “Trust Agreement”) with the Reinsured (as Beneficiary) and the trustee, pursuant to which the Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets having

ARP-HCI-02-RPP-111-15	I&L – BLWTR

DOC: May 13, 2015

a market value greater than or equal to $1,306,131.60 (the “Collateral,” which is not subject to the percentage share expressed in this Interests and Liabilities Agreement), less unpaid premium (net of brokerage and applicable Federal Excise Tax, if any). It is understood that deposit premium paid in accordance with the Rate and Premium Article shall be deposited into the Trust Account.

2.	The Reinsured agrees that if the Reinsurer makes indemnity payment(s) to the Reinsured under this Contract, the Reinsurer may withdraw Assets from the Trust Account, reducing the market value of Assets in the Trust Account to an amount at least equal to the unused Reinsurance Limit, in accordance with the provisions of the Trust Agreement.

3.	The Trust Fund may be drawn upon by the Reinsured at any time and the Assets may be used at the Reinsured’s option in accordance with the provisions of the Trust Agreement.

4.	Except as provided in the Collateral Release Article, the Reinsured agrees to release the Assets in the Trust Account required under this Article as promptly as provided in the Trust Agreement.

ARTICLE 26 – COLLATERAL RELEASE, to read as follows:

1.	At the expiration or termination of this Contract, if the Trust has not yet been terminated, the Reinsured shall calculate on a monthly basis, how much, if any, of the collateral shall be released from the Trust.

2.	Notwithstanding the aforementioned, at December 31, 2015, the parties agree to consider the release of collateral. The intention is to release collateral for all limits for which there is essentially no possibility of reinstatement premium protection from past or future events before the expiration of this Contract. All collateral securing what the parties agree are unreachable limits will be released within three business days.

3.	Thirty-six months following the expiration of this Contract, the Reinsurer shall have the option to commute this Contract by sending the Reinsured written notice thereof. In such event, the Reinsurer shall pay to the Reinsured an amount equal to the reinstatement premium reserves hereunder, as estimated by the Reinsured, which would be recoverable hereunder. Upon the Reinsurer’s payment of such amount, both parties shall be completely released from all liability under this Contract, whether known or unknown.

ARTICLE 27 – LIMITED RECOURSE AND BERMUDA REGULATIONS, to read as follows:

1.	The liability of the Reinsurer for the performance and discharge of all of its obligations, however they may arise, in relation to this Contract (together “Obligations” for purposes of this Article), shall be limited to and payable solely from the proceeds of realization of the assets of the Trust Fund established in accordance with this Contract, and accordingly there shall be no recourse to any other assets of the Blue Water Re Master Fund Ltd., whether or not allocated to any other separate account or the general account of the Blue Water Re Master Fund Ltd. In the event that the proceeds of realization of the assets of the Trust Fund are insufficient to meet all Obligations, any Obligations remaining after the application of such proceeds shall be extinguished, and the Reinsured undertakes in such circumstances to take no further action against the Reinsurer in respect of any such Obligations. In particular, neither the Reinsured nor any party acting on its behalf shall petition or take any steps for the winding up or receivership of the Reinsurer or the Blue Water Re Master Fund Ltd.

ARP-HCI-02-RPP-111-15	I&L – BLWTR

DOC: May 13, 2015

2.	Notwithstanding any matter referred to herein, the Reinsured understands and accepts that the Reinsurer acts on behalf of one or more separate accounts of the Blue Water Re Master Fund Ltd. and that all corporate matters relating to the creation of the Reinsurer, capacity of the Reinsurer, operation and liquidation of the Reinsurer and any matters relating to the Reinsurer thereof shall be governed by, and construed in accordance with, the laws of Bermuda. The Reinsured has had the opportunity to take advice and to obtain all such additional information that it considers necessary to evaluate the terms, conditions and risks of entering into this Contract with the Reinsurer.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be amended to the Contract:

Schedule A shall now read as attached

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

BLUE WATER RE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-111-15	I&L – BLWTR

DOC: May 13, 2015

SCHEDULE A

REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

	Excess Layer 3			Excess Layer 4
Reinsurer’s Per Occurrence Limit in Original Contract		$228,000,000			$94,000,000
RPP Factor		1.0000			1.0000
RPP Annual Deposit Premium	$	****		$	****
RPP Annual Minimum Premium	$	****		$	****
RPP Deposit Payment Schedule:
June 1, 2015	$	****		$	****
January 1, 2016	$	****	*	$	****	*

*	plus applicable adjustment per Rate and Premium Article

The figures listed above are at 100% for each excess layer and shall apply to each Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

ARP-HCI-02-RPP-111-15	I&L – BLWTR Schedule A
DOC: May 13, 2015